IMPORTANT NOTICE REGARDING CHANGE IN INVESTMENT POLICY

Delaware Group Equity Funds IV

Delaware Smid Cap Growth Fund
(the “Fund”)

Supplement to the Fund’s Summary Prospectus dated July 29, 2022, as amended

Effective April 28, 2023 (the “Effective Date”), the Fund will change its name from Delaware Smid Cap Growth Fund to Delaware Mid Cap Growth Equity Fund. Accordingly, all references to Delaware Smid Cap Growth Fund in the Fund’s summary prospectus will be replaced with Delaware Mid Cap Growth Equity Fund.

Upon the Effective Date, the Fund will change its benchmark index from the Russell 2500 Growth Index to the Russell Midcap Growth Index.

Upon the Effective Date, the Fund’s 80% policy will change and the following will replace the second paragraph of the section of the Fund’s prospectus entitled “Fund summary – Delaware Smid Cap Growth Fund – What are the Fund’s principal investment strategies?”:

Under normal circumstances, the Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities of mid-capitalization companies (80% policy). The Fund may invest in both domestic and foreign mid-capitalization companies. For purposes of this Fund, mid-capitalization companies are those companies whose market capitalization is similar to the market capitalization of companies in the Russell Midcap® Growth Index. The index listed above is used for purposes of determining range and not for targeting portfolio management. As of January 31, 2023, the Russell Midcap Growth Index had a market capitalization range between $105.1 million and $53.8 billion. The market capitalization range for the Russell Midcap Growth Index will change on a periodic basis. A company’s market capitalization is determined based on its current market capitalization. Frank Russell Company is the source and owner of the trademarks, service marks, and copyrights related to the Russell Indexes. Russell® is a trademark of Frank Russell Company. The Fund may invest in a limited number of stocks.

Because everyone's tax situation is unique, you should consult your tax professional about federal, state, local, or foreign tax consequences before making an investment in a Fund.
Delaware Management Company is an indirect wholly owned subsidiary of Macquarie Group Limited (MGL). None of the entities noted in this document is an authorized deposit-taking institution for the purposes of the Banking Act 1959 (Commonwealth of Australia) and the obligations of these entities do not represent deposits or other liabilities of Macquarie Bank Limited ABN 46 008 583 542 (Macquarie Bank). Macquarie Bank does not guarantee or otherwise provide assurance in respect of the obligations of these entities. In addition, if this document relates to an investment (a) each investor is subject to investment risk including possible delays in repayment and loss of income and principal invested and (b) none of Macquarie Bank or any other Macquarie Group company guarantees any particular rate of return on or the performance of the investment, nor do they guarantee repayment of capital in respect of the investment.

Please keep this Supplement for future reference.

This Supplement is dated February 21, 2023.